UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2016

 CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center 1000 CONSOL Energy Drive Canonsburg, Pennsylvania 15317 (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:
(724) 485-4000

Not applicable
(Former name or former address, if changed since last report)

_____________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 31, 2016, in accordance with the terms of the previously announced Membership Interest and Asset Purchase Agreement (the “Purchase Agreement”), dated February 26, 2016, among CONSOL Energy Inc., a Delaware corporation along with certain of its subsidiaries (CONSOL Mining Holding Company LLC, CONSOL Buchanan Mining Company LLC (“BMC”), CONSOL Amonate Mining Company LLC, CONSOL Mining Company LLC, CNX Land LLC, CNX Marine Terminals Inc., CNX RCPC LLC, Consol Pennsylvania Coal Company LLC and CONSOL Amonate Facility LLC), collectively “CONSOL”, and Coronado IV LLC, a Delaware company (the “Purchaser”), Coronado purchased (i) the membership interests in BMC, which owns and operates the Buchanan Mine located in Mavisdale, Virginia, (ii) various assets relating to the Amonate Mining Complex located in Amonate, Virginia (the “Amonate Assets”), (iii) CONSOL’s Russell County, Virginia coal reserves and (iv) CONSOL’s Pangburn Shaner Fallowfield coal reserves located in Southwestern, Pennsylvania (the “Transaction”). Various CONSOL assets were excluded from the sale (the “Excluded Assets”). The Excluded Assets include coalbed methane, natural gas and minerals other than coal, current assets of BMC, certain coal seams, certain surface rights, and the Amonate Preparation Plant. Coronado assumed only specified liabilities and various CONSOL liabilities were excluded and not assumed (the “Excluded Liabilities”). The Excluded Liabilities included BMC’s indebtedness, trade payables and liabilities arising prior to closing as well as the liabilities of the CONSOL subsidiaries other than BMC which are parties to the Purchase Agreement.

The Purchase Agreement provided for a base purchase price of $420 million (the “Purchase Price”). The Purchase Price was subject to certain adjustments described in the Purchase Agreement. In addition, the Purchaser agreed to pay CONSOL for Buchanan mine coal sold outside the U.S. and Canada during the five years following closing a royalty of 20% of any excess of the gross sales price per ton over the following amounts: (1) year one, $75 per ton; (2) year two, $78.75 per ton; (3) year three, $82.69 per ton; (4) year four, $86.82 per ton; (5) year five, $91.16 per ton.

At the closing, in accordance with the Purchase Agreement, the parties entered into several agreements including, among others, relating to the coordination and conduct of gas operations at the mines, an option to purchase the Amonate Preparation Plant and a transition services agreement.

The Purchase Agreement provides that CONSOL will indemnify the Purchaser and its affiliates for losses arising out of the breach of its representations and warranties, the breach of its covenants, any Excluded Liability and any liabilities under CONSOL benefit plans. CONSOL’s representations and warranties survive generally for a period of two years after the closing, except that the representations and warranties regarding authority, capitalization, certain conflicts, and broker fees survive indefinitely and representations and warranties regarding environmental and employee benefit matters survive for five years. For breaches of representations and warranties other than authority, capitalization, certain conflicts, employee benefit matters, and broker fees, there is a $1,500,000 basket which, if exceeded, entitles Purchaser to losses over $250,000 subject to a $21 million total cap. An amount equal to the cap has been placed in an escrow account to fund Purchaser indemnity claims. The Purchase Agreement also provides that the Purchaser will indemnify CONSOL and its affiliates for losses arising out of the breach of its representations and warranties, the breach of it covenants, and failure to perform any assumed liability. The basket and cap apply to Purchaser warranty breaches.

The description set forth above is not complete and is subject to and qualified in its entirety by reference to the complete text of the Purchase Agreement, which is incorporated by reference to Exhibit 2.1 to Form 8-K (file no. 001-14901) filed on February 29, 2016. Schedules and Exhibits to the Membership Interest and Asset Purchase Agreement identified in the Table of Contents to the Membership Interest and Asset Purchase Agreement are not being filed but will be furnished supplementally to the Securities and Exchange Commission upon request.

The Purchase Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about CONSOL or any of its subsidiaries or affiliates or the assets to be acquired. The representations, warranties and covenants contained in the Purchase Agreement are made solely for purposes of the agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of CONSOL or any of its subsidiaries or affiliates or the assets to be acquired. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

 Item 7.01 Regulation FD.

On April 1, 2016, the Company issued a press release regarding the closing of the transactions completed by the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information included in this Item 7.01 and Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

All pro forma financial information required with respect to the divestiture described in Item 2.01 herein are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit 2.1
Membership Interest and Asset Purchase Agreement dated February 26, 2016 among CONSOL Energy Inc., CONSOL Mining Holding Company LLC, CONSOL Buchanan Mining Company LLC, CONSOL Amonate Mining Company LLC CONSOL Mining Company LLC, CNX Land LLC, CNX Marine Terminals Inc., CNX RCPC LLC, CONSOL Pennsylvania Coal Company LLC and CONSOL Amonate Facility LLC and Coronado IV LLC which is incorporated by reference to Exhibit 2.1 to Form 8-K (file no. 001-14901) filed on February 29, 2016. Schedules and Exhibits to the Membership Interest and Asset Purchase Agreement identified in the Table of Contents to the Membership Interest and Asset Purchase Agreement are not being filed but will be furnished supplementally to the Securities and Exchange Commission upon request.

Exhibit 99.1	Press Release dated April 1, 2016 regarding closing the transactions contemplated by the Membership Interest and Asset Purchase Agreement with Coronado IV LLC.
Exhibit 99.2	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:    /s/ David M. Khani
David M. Khani
Chief Financial Officer and Executive Vice President

Dated: April 6, 2016

Exhibit Index

Exhibit No.    Description

Exhibit 2.1
Membership Interest and Asset Purchase Agreement dated February 26, 2016 among CONSOL Energy Inc., CONSOL Mining Holding Company LLC, CONSOL Buchanan Mining Company LLC, CONSOL Amonate Mining Company LLC CONSOL Mining Company LLC, CNX Land LLC, CNX Marine Terminals Inc., CNX RCPC LLC, CONSOL Pennsylvania Coal Company LLC and CONSOL Amonate Facility LLC and Coronado IV LLC which is incorporated by reference to Exhibit 2.1 to Form 8-K (file no. 001-14901) filed on February 29, 2016. Schedules and Exhibits to the Membership Interest and Asset Purchase Agreement identified in the Table of Contents to the Membership Interest and Asset Purchase Agreement are not being filed but will be furnished supplementally to the Securities and Exchange Commission upon request.

Exhibit 99.1	Press Release dated April 1, 2016 regarding closing the transactions contemplated by the Membership Interest and Asset Purchase Agreement with Coronado IV LLC.

Exhibit 99.2	Pro Forma Financial Information.